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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 26, 1999, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-74777) and related Prospectus of Online Resources & Communications Corporation dated April 26, 1999.


                                                     /s/ Ernst & Young LLP
Vienna, Virginia
April 26, 1999